Exhibit 10.16

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Contract

By and Between

16 Individual Shareholders

And

Prosperity Holdings Limited

On Transfer of 20% Shares of

Beijing Jade Bird Educational Information Technology Co. Ltd.

Held by

The 16 Individual Shareholders

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Table of Content

Article 1	Definitions

Article 2	Share Transfer

Article 3	Conditions Precedent

Article 4	Transfer Price and Completion of Share Transfer

Article 5	Presentations, Undertakings and Warranties of Both Parties

Article 6	Remedies

Article 7	Termination

Article 8	Force Majeure

Article 9	Confidentiality

Article 10	Miscellaneous

Appendix 1	List of Individual Shareholders

Appendix 2	List of Share Transfer Price Payable to Each Individual Shareholder

Appendix 3	Letter of Disclosure

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This share transfer contract (hereinafter referred to as “the Contract”) is entered into by and among the following parties on October 20, 2006 in Beijing, China:

Party A 1: Yang Ming

Address: 2nd Floor, Beida Jade Bird Building, No. 207 Chengfu Road, Haidian District, Beijing 100871

ID No.: 110108650527181

Parry A 2: Tang Chengxi

Address: 2nd Floor, Beida Jade Bird Building, No. 207 Chengfu Road, Haidian District, Beijing 100871

ID No.: 42010719570817151X

Party A 3: Liang Jun

Address: 2nd Floor, Beida Jade Bird Building, No. 207 Chengfu Road, Haidian District, Beijing 100871

ID No.: 320102196810132831

Party A 4: Sun Quntain

Address: 2nd Floor, Beida Jade Bird Building, No. 207 Chengfu Road, Haidian District, Beijing 100871

ID No.: 411024197407291613

Party A 5: Lu Jun

Address: 2nd Floor, Beida Jade Bird Building, No. 207 Chengfu Road, Haidian District, Beijing 100871

ID No.: 420300197304081716

Party A 6: Xiao Rui

Address: 2nd Floor, Beida Jade Bird Building, No. 207 Chengfu Road, Haidian District, Beijing 100871

ID No.: 220104731125155

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Party A 7: Gao Wei

Address: 2nd Floor, Beida Jade Bird Building, No. 207 Chengfu Road, Haidian District, Beijing 100871

ID No.: 230502197004290020

Party A 8: Lin Ping

Address: 2nd Floor, Beida Jade Bird Building, No. 207 Chengfu Road, Haidian District, Beijing 100871

ID No.: 420107196401120050

Party A 9: Guo Nannan

Address: 2nd Floor, Beida Jade Bird Building, No. 207 Chengfu Road, Haidian District, Beijing 100871

ID No.: 110102690905002

Party A 10: He Wenrui

Address: 2nd Floor, Beida Jade Bird Building, No. 207 Chengfu Road, Haidian District, Beijing 100871

ID No.: 110102196505152335

Party A 11: Zhang Hong

Address: 2nd Floor, Beida Jade Bird Building, No. 207 Chengfu Road, Haidian District, Beijing 100871

ID No.: 610330196305302022

Party A 12: Yu Lina

Address: 2nd Floor, Beida Jade Bird Building, No. 207 Chengfu Road, Haidian District, Beijing 100871

ID No.: 430202750901604

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Party A 13: Xiao Qiqin

Address: 2nd Floor, Beida Jade Bird Building, No. 207 Chengfu Road, Haidian District, Beijing 100871

ID No.: 420107195010180035

Party A 14: Li Xiangyang

Address: 2nd Floor, Beida Jade Bird Building, No. 207 Chengfu Road, Haidian District, Beijing 100871

ID No.: 420105741218083

Party A 15: Wang Yang

Address: 2nd Floor, Beida Jade Bird Building, No. 207 Chengfu Road, Haidian District, Beijing 100871

ID No.: 110108680223341

Party A 16: Zhang Ming

Address: 2nd Floor, Beida Jade Bird Building, No. 207 Chengfu Road, Haidian District, Beijing 100871

ID No.: 610302197603014650

For the purpose of this Contract, Party Al to Party A16 hereto are referred as to Party A collectively.

Party B: Prosperity Holdings Limited

Official Address:	C/O Close Trustees (Cayman) Ltd.
PO Box 1034GT, 4th Floor
103 South Church Street
Grand Cayman, Cayman Islands

Authorized Representative: David Hand

Title: Director

Nationality: United States of America

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WHEREAS:

A.	Each person of Party A is an individual with legal identity in the People’s Republic of China (“PRC”), and has full capacity of civil acting according to PRC laws.

B.	Beijing Jade Bird Educational Information Technology Co., Ltd. (the “Company”) is a company duly incorporated and existing under the laws of PRC, in which Beijing Peking University Education Investment Co., Ltd holds 70% of its shares and Party A collectively holds 30% of its shares.

C.	Party B, is a limited liability company duly incorporated and existing under the laws of Cayman Islands.

D.	Party A agrees to transfer to Party B collectively 20% of the shares of the Company; and Party B agrees to accept the afore-mentioned shares.

The two parties hereby agree as follows:

Article 1 Definition

1.1	Party A	Refers to	Yang Ming, Tang Chengxi, Liang Jun, Sun Quntain, Lu Jun, Xiao Rui, Gao Wei, Lin Ping, Guo Nannan, He Wenrui, Zhang Hong, Yu Lina, Xiao Qiqin, Li Xiangyang, Wang Yang and Zhang Ming.

1.2	Party B	Refers to	Prosperity Holdings Limited.

1.3	Company	Refers to	Beijing Jade Bird Educational Information Technology Co., Ltd.

1.4	Target Share	Refers to

Collectively 20% of the shares of the Company currently held by Party A (Contributions subscribed by each individual of Party A to the registered capital of the Company are set forth in Appendix 1 of this Contract) and intended to be transferred to Party B, including titles, profit distribution rights, asset distribution rights and all other rights in connection with such shareholding and which the shareholders of the Company are entitled to under the articles of association of the Company and PRC laws.

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1.5	Target Share Transfer	Refers to	Party A transfers the Target Share it currently holds to Party B according to the Contract

1.6	Closing Date	Refers to	Date on which CBEX releases the Transfer Price according to Article 4.2 of this Contract to Parry A

1.7	Examination and Approval Authority	Refers to	Ministry of Commerce of PRC or its local delegates.

1.8	CBEX	Refers to	China Beijing Equity Exchange

1.9	PRC	Refers to	The People’s Republic of China (so far as the Contract is concerned, Hong Kong Special Administration Region, Macau Special Administration Region and Taiwan are not included.)

1.10	Transfer Price	Refers to	The price of the Target Share that Party A transfers to Party B as stipulated in more detail in Article 4.1 of the Contract.

Article 2 Share Transfer

2.1	Party A agrees to transfer and Party B agrees to accept the Target Share, provided the Conditions Precedent prescribed in Article 3 of the Contract are met.

2.2	Party A shall remain entitled to the Company’s profits attributable to it according to its equity in the Company by the Closing date.

Article 3 Conditions Precedent

3.1	Party B shall not be obliged to make payment of the Transfer Price unless all and any of the following conditions precedent are satisfied. Party B shall have the right, but not the obligation, to waive one or more of the following conditions:

(1)	The Company has adopted a board resolution and a shareholders’ meeting resolution to approve the Target Share Transfer;

(2)	All the shareholders of the Company except for Party A, have respectively issued letters of undertaking, consenting to Party A’s Target Share Transfer and waiving their right of first refusal. (or such undertaking has been included in shareholders’ meeting resolutions of the Company.);

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(3)	The Target Share Transfer has followed the procedure of assets evaluation and obtained an assets evaluation report;

(4)	The Target Share Transfer has obtained approval for the share transfer hereunder issued by Examination and Approval Authority, Certificate of Approval for Establishment of Foreign Investment Enterprise, Enterprise Legal Person Business License, and other necessary approvals and permissions.

(5)	By the Closing Date, the business and financial situation of the Company does not have material adverse changes;

(6)	By the Closing Date, all the representations, undertakings and warranties made by Party A are true, accurate and sufficient;

(7)	By the Closing Date, there has been no change in PRC law which frustrates the purpose of the Contract.

Article 4 Transfer Price and Completion of Target Share Transfer

4.1	Both parties hereby unanimously agree that the Transfer Price for Target Share Transfer shall be US$ 4.5 million in total (Transfer Price paid to each individual of Party A is set forth in Appendix 2 of this Contract). Party B shall make payment of the afore-mentioned Transfer Price in US$.

4.2	After the Company obtains approval and certificate from Examination and Approval Authority with respect to the Target Share Transfer, Party B shall make payment of all Transfer Price as afore-mentioned in Article 4.1. to a designed bank account by CBEX, in accordance with the Escrow and Settlement Agreement of Equity Transaction Fund (“Escrow Agreement”) entered into by Party A, Party B and CBEX; after completion of alteration registration formalities with the administration for industry and commerce with respect to the Target Share Transfer by the Company, CBEX will make payment to Party A’s designated bank account all Transfer Price as afore-mentioned in Article 4.1.

4.3	Within 7 days (or at such period of time the parties otherwise agreed upon) after receipt of payment of all the Transfer Price, Party A shall issue to Party B a written document evidencing receipt of the same.

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Article 5 Presentations, Undertakings and Warranties

5.1	Each of Party A hereby individually and collectively, unconditionally and irrevocably makes the following presentations, undertakings and warranties to Party B that, by the Closing Date of the Target Share Transfer:

(1)	Each person of Party A is an individual with legal identity in PRC, and has full capacity of civil acting according to PRC laws;

(2)	Party A has full and exclusive ownership and right of disposal on Target Share to be transferred to Party B pursuant to the Contract; the Target Share is free from any secured interest or third party interest such as pledge, neither does it have any legal or factual flaws with respect to disclosure in connection with any third party interest.

(3)	All the permits and licenses which are necessary for continuous operation of the Company’s business, including without limitation Certificate for Running Non-government Schools issued by educational authority or labor and social security authority, Certificate of Approval for High and New Technology Enterprise, are fully effective by the Closing Date of the Target Share Transfer and Party A will assist the Company in maintaining effectiveness of the aforementioned licenses and certificates during the existence of the Company;

(4)	Except for those events disclosed in Appendix 3- Letter of Disclosure, Party A’s execution of the Contract, it’s exercise of rights and performance of obligations hereunder, shall not violate:

(a)	restrictions imposed by governing laws, regulations, rules, judgments, rulings, arbitration awards, administrative decisions and orders binding or having impact on Party A;

(b)	any documents, agreements or contracts to which Party A is a party, or any documents, agreements or contracts which have binding effect on Party A;

(5)	Party A has not been involved in any litigation, arbitration or any other legal or administrative proceedings which are on-going, pending, to be initiated, or claimed to be initiated by a third party, which will or may substantively affect the Target Share Transfer under the Contract.

(6)	Except for the events disclosed in Appendix 3- Letter of Disclosure, all other actions to be taken and conditions or issues to be fulfilled by Party A required by applicable laws have been taken, complied with and performed on or before the signing date of the Contract, so as to:

(a)	enable Party A to legitimately enter into the Contract and perform its obligations hereunder;

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(b)	make Party A’s obligations and responsibilities under the Contract legal, effective and enforceable;

(c)	make the Contract admissible as evidence in the PRC.

(7)	The presentation of item (A) and (B) of the “Whereas” section is true and accurate, and all the capital contribution relating to the Target Share has been fully made.

(8)	Party A warrants that, in addition to those events disclosed in Appendix 3- Letter of Disclosure, it has made full disclosure to Party B all such materials, which would substantively and adversely affect Party A’s capacity to fully perform its obligation under the Contract, or, if disclosed to Party B, will substantively and adversely affect Party B’s willingness to enter into the Contract. Moreover, all such events it disclosed and all such materials it provided to Party B (including without limitation to the materials Party A provided during the due diligence carried out by Party B or its counsel for the Target Share Transfer) are true, complete accurate, and free from any substantive inaccurate or misleading presentations.

(9)	Party A warrants that the accounting books of the Company are complete, and the financial statements disclosed by the Company for the Target Share Transfer are prepared in accordance with current PRC laws, regulations, rules and accounting standards. The afore-mentioned accounting books and financial statements completely, truly and accurately reflect the financial status and profits of the Company by the end of relative fiscal periods. From the date of the financial statements issued to the Closing Date of the Target Share Transfer, the business or financial status of the Company do not have any substantive and adverse change.

(10)	Party A warrants that, except for those events disclosed in Appendix 3- Letter of Disclosure, the Company has not ever violated any PRC laws or regulation which may result in adverse effect on the transaction; the Company is not involved in any pending material litigations, arbitrations or administrative penalties which may result in adverse effect on the transaction.

(11)

Party A warrants that, from the establishment date of the Company to the Closing Date, the Company has complied with all relevant tax laws and regulations, has made full payment of all taxes and charges explicitly collected by the tax authority, has not received any reminder letter from taxation authority or any other relevant authority and has not been subject to punishment

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which may result in adverse effect on the transaction due to tax related issues; does not have any pending taxation investigations or disputes which may result in adverse effect on the transaction.

(12)	Party A warrants that, it will made full payment of all and any taxes and fees imposed upon the Transfer Price in accordance with relevant PRC laws and regulations.

(13)	Party A warrants that, the Company has provided Party B with a complete list of all the franchise contracts, as well as those decoration, equipments purchase, printing and advertisement contracts with a contract price in excess of RMB 2 million, which are currently being performed and related to the operation of the Company’s business by the Closing Date.

(14)	Party A warrants that, except for those connected transactions disclosed in Appendix 3- Letter of Disclosure, between and among the Company and its Subsidiaries, and between and among such subsidiaries, the Company does not have any other connected transactions.

(15)	Party A warrants that, it lawfully owns or has the right to use all the patent, patent right, invention, copyright and know-how (including industrial secrets, other non-patent, or non-patentable know-how or confidential information, systems or programs), trademark, service logo and trade name (hereinafter referred to as “IP”), which the Company currently uses and are related to the business operation of the Company. Regarding the afore-mentioned IP, the Company has not received any notice claiming infringement or dispute with rights announced by others; In addition during operation of business, the Company currently is not involved in any infringement of any patent, copyright, ownership, trademark, service logo, commercial logo or other intellectual property domestically registered (except for the office software daily used).

(16)	Party A warrants that, except for those events disclosed in Appendix 3- Letter of Disclosure, the Company does not have any other labor disputes with its senior management staff members.

(17)	Party A warrants that, except for those economic losses disclosed in Appendix 3- Letter of Disclosure, any economic loss which incurred to the Company before the Closing Date of the Target Share Transfer caused by Party A’s intention or significant negligence and becomes known to Party B after the Closing Date of the Target Share Transfer, shall be born by Party A, and shall be irrelevant to the Company after the change of shareholders.

(18)	Party A warrants that after the signing of the Contract, it will cooperate with Party B and other organizations to facilitate the

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fulfillment of all conditions precedent specified in Article 3, thus to ensure the Target Share Transfer from Party A to Party B. Party A shall, by itself or authorize the Company, submit to related authorities all documents, carry out and complete filing and approval formalities required for the Target Share Transfer, thus ensure Party B acquire all the documents stipulated by the laws and regulations, and complete the delivery of Target Share within stipulated period.

(19)	Party A warrants that, upon receipt of any approval, reply or notice on any amendments or supplements to the documents submitted from the authority in charge in connection with the Target Share Transfer, it shall inform Party B immediately and deliver to Party B photocopies of such documents and notices.

(20)	Where, at anytime before the Closing Date of the Target Share Transfer (inclusive), Party A realizes any situation which will make the presentations, undertakings and warranties it made under the Contract become untrue or inaccurate, Party A shall inform Party B immediately and take remedial measures as reasonably required by Party B.

(21)	Upon execution and coming into force, the Contract will be legally and effectively binding on Party A, the articles hereof will be enforceable, and Party A undertakes it shall not be entitled to any right of exemption.

(22)	After the Closing Date, Party A shall continue to act as management staff of the Company, if the Company so chooses.

(23)	All presentations, undertakings and warranties Party A made above are true, accurate, complete, sufficient, unconditional and without reservation.

5.2	Party B hereby unconditionally and irrevocably makes the following presentations, undertakings and warranties to Party A that, by the Closing Date of the Target Share Transfer:

(1)	Party B has been a limited liability company duly incorporated and existing under the laws of Cayman Islands.

(2)	Party B’s execution and performance of the Contract is fully within its authority and scope of business and is duly authorized by the company. It will not violate any restrictions imposed by binding or influential laws, regulations, rules, judgments, rulings, articles of association, internal regulations and contracts; Upon execution and coming into force, the Contract will become legally and effectively binding, and articles specified herein shall be enforceable.

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(3)	The shareholder of Party B is Crescent Jade Limited. which is a limited liability company controlled by CPV Investments Limited.

(4)	Party B has not been involved in any litigation, arbitration or any other legal or administrative proceedings which are on-going, pending, to be initiated, or claimed to be initiated by a third party and will or may substantively affect the Target Share Transfer under the Contract.

(5)	Party B warrants that, promptly after the signing of the Contract, it will cooperate with Party A and other organizations to facilitate the fulfillment of all conditions precedent specified in Article 3, thus to ensure the Party B’s receipt of Target Share.

(6)	Party B will produce all the necessary documents required by Examination and Approval Authority and other governmental authorities, including without limitation the identification certificate of Party B, which has been notarized by the notary public of the home state of Party B and has been legalized by the PRC embassy (consulate) in that state, and a bank reference letter; Party B will also cooperate with Party A in completion of all procedures of approvals and registration in connection with the Target Share Transfer and alteration of the Company. Where the documents need to be signed by Party B, Party B shall guarantee to extend its cooperation and such cooperation shall not be unreasonably withheld;;

(7)	The presentation of item (C) of the “Whereas” section is true and accurate.

(8)	Upon completion of the Target Share Transfer, Party B will assume all the rights and obligations Party A used to have under the current articles of association of the Company.

(9)	Party B has made full disclosure to Party A, all such materials it has regarding Party B, which would substantively and adversely affect Party B’s capacity to fully perform its obligation under the Contract, or, if disclosed to Party A, will substantively and adversely affect Party A’s willingness to enter into the Contract, and all materials that Party B provided to Party A are free from any substantively untrue or misleading presentations

(10)	Where, at anytime before the Closing Date of the Target Share Transfer (inclusive), Party B realizes any situation which will make the presentations, undertakings and warranties it made under the Contract become untrue or inaccurate, Party B shall inform Party A in a timely fashion and take remedial measures as reasonably required by Party A.

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(11)	Upon execution and coming into force, the Contract will be legally and effectively binding on Party B, the articles hereof will be enforceable, and Party B undertakes it is not entitled to any right of exemption

(12)	All presentations, undertakings and warranties Party B made above are true, accurate, complete, sufficient, unconditional and without reservation.

Article 6 Remedies

6.1	Each person of Party A shall be liable for its undertakings, warranties which Party A made before the Closing Date, and independently bear any liabilities or losses arising therefrom, if such undertakings, warranties are untrue, inaccurate, incomplete and insufficient.

6.2	Related individual shareholder(s) of Party A shall indemnify Party B any losses caused by any litigations, arbitrations, claims, administrative proceedings and other legal proceedings against Party B, which incurred before the Closing Date of Target Share Transfer, relating to or arising out of the Target Share Transfer.

6.3	Party B shall pay Party A the Transfer Price in accordance with Articles 4.1 and 4.2 of the Contract. Should the Transfer Price not be paid to CBEX by Party B within the period set forth in the Contract and the Escrow Agreement, Party B shall compensate Party A for the delay in payment calculated at a rate of 0.01% of the Transfer Price outstanding per day.

6.4	Both parties shall perform their obligations under the Contract in good faith. Unless otherwise stipulated in this Contract, where one party fails to perform its obligations or violates any of the articles, conditions, undertakings, announcements and warranties of the Contract, the other party shall have the right to claim remedies from the non-performing or breaching party for all losses, damages caused thereby, as well as fees, expenditures incurred in the litigation and claim.

6.5	Where the conditions set forth in Article 3 of the Contract could not be fulfilled within six (6) months from the execution date of the Contract and such failure cannot be attributed to either of the Parties, the Parties may terminate the Contract by negotiation and neither Party will be liable for it.

Article 7 Termination

7.1	The Contract shall be terminated at the occurrence of any of the following events:

(1)	After friendly consultation, both Party A and Party B unanimously agree in writing to terminate the Contract.

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(2)	The conditions precedent regarding Target Share Transfer as set forth in Article 3 of the Contract are not fully met within six (6) months after execution of the Contract and both parties fail to unanimously agree in writing, as permitted by law, on exemption of such conditions.

(3)	Where one party materially violates any article of the Contract, or where any of the presentations, undertakings or warranties it made in the Contract proves to be false, the abiding party may deliver a written notice requiring the breaching party to immediately take remedial measures; Where the breaching party fails to take measures to remedy and rectify its violation in a way to the satisfaction of the abiding party within sixty (60) days after the delivery of the afore-mentioned written notice, the abiding party shall have the right to terminate the Contract immediately.

(4)	Newly promulgated laws and regulations make it impossible to continue to perform the Contract.

(5)	Force Majeure events as specified in Article 8 of the Contract sustain more than six (6) months and make it impossible to continue to perform the Contract.

7.2	Where Party B violates Articles 4.1 and 4.2 of the Contract and delays payment of the Transfer Price of the Target Share Transfer in excess of 20 days, unless otherwise provided in the Escrow Agreement, Party B shall, in addition to make payment of the penalties specified in Article 6.3, give Party A the right to unilaterally termination the Contract.

7.3	Where the Contract is terminated, either party shall return to the other party all relevant records, documents and materials the other party delivered pursuant to the Contract, regardless whether the afore-mentioned records, documents and materials were delivered before or after the execution of the Contract.

7.4	Where the Contract is terminated, the relationship between Party A and Party B, and relationship with the Company or other relevant parties shall resume to what it was before the execution of the Contract. Party A holds 30% of shares of the Company and all individuals of Party A return to Party B all share Transfer Price paid in accordance with Article 4.1 of the Contract.

Where necessary, Parties shall, in accordance with relevant laws, be responsible for completion of the approval formalities required for termination of the Contract and cooperate with each other in signing all the agreements and documents required

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for resuming the relation between Party A and Party B, and relationship with the Company or other relevant parties to what it was before the execution of the Contract. The cost incurred for preparation, performance and termination of the Target Share Transfer under the Contract, including without limitation taxes, governmental fees and fees for retaining agencies, shall be born by the breaching party if any, in the absence of breaching party, the cost shall be born by the two parties respectively.

7.5	The liabilities for damages for breach of contract as stipulated in the Contract shall not be released because of the termination of the Contract.

Article 8 Force Majeure Event

8.1	“Force majeure event” shall refer to an event whose occurrence is unforeseeable at the time the Contract is executed by the two parties, and whose occurrence is unavoidable or whose consequence is unable to be overcome, and thus makes one party unable to perform any of the articles of the Contract in whole or in part, which includes earthquake, tsunamis, typhoon, flood, war and infectious disease and other afore-mentioned unpredictable, unavoidable and insuperable events, as well as the force majeure events recognized by general international commercial customs.

8.2	Upon occurrence of a force majeure event, the affected party can suspend the performance of its duties or obligations under the Contract during the event without being treated as in breach of the Contract. However, the affected party shall take all measures to notify the other party in writing immediately, and, within 15 days after occurrence of the force majeure event, produce documents evidencing occurrence and/or existence of the force majeure event as required by PRC law, failure to do which, no force majeure event shall be recognized.

8.3	Upon occurrence of force majeure event, the affected party shall make best effort and take all measures to mitigate the losses.

8.4	Upon occurrence of force majeure event, both parties to the Contract shall consult each other immediately for a fair resolution, and shall make all reasonable endeavors to mitigate the adverse effect caused by such force majeure event.

8.5	Where one party breaches the Contract and delays the performance of its obligation hereunder, and a force majeure event occurs thereafter, that party shall not be exempted from liabilities because of the occurrence of the force majeure event.

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Article 9 Confidentiality

9.1	Any party may have disclosed or need to disclose to the other party confidential and exclusive materials regarding its business, financial status and other confidential matters. Unless otherwise stipulated by other confidentiality agreement, the party who receives the afore-mentioned materials (including writing and none-writing materials, hereinafter referred to as “Confidential Materials”) shall:

(1)	keep all the Confidential Materials confidential; and

(2)	except for the accepting party’s staff (if any) the discharge of whose responsibilities requires knowledge of the Confidential Materials, do not disclose the afore-mentioned Confidential Materials to any other person or entity.

9.2	Clause 9.1 of the Contract shall not apply to;

(1)	materials known to the accepting party, proved by records in writing made before the disclosing party makes the disclosure to the accepting party;

(2)	materials becoming accessible in public domain not attributable to accepting party’s breach of this Contract;

(3)	materials which the accepting party obtained from a third party who bears no confidential responsibilities; or:

(4)	materials contained in the documents published in the course of completion of the Target Share Transfer formalities.

9.3	Each party shall ensure that the directors, senior officials of itself and the affiliated companies relating to the Target Share Transfer, as well as other employees (if any) involved in the Target Share Transfer shall abide by the confidentiality obligation under article 9 of the Contract

9.4	Article 9 of the Contract shall not apply to the disclosure of Confidential Materials to affiliated companies, intermediaries, employees (if any) and counsels of each party for the purpose of the Target Share Transfer; however, under such circumstance, the materials shall only be disclosed to those persons or entities which have to know the materials for discharging their responsibilities.

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9.5	Article 9 of the Contract shall not apply to disclosure of the materials to any governmental authorities or relevant entities by any of the parties to the Contract pursuant to laws or regulations. However, the party required to make the disclosure shall, before such disclosure is made, immediately notify the other party of such requirements and terms.

9.6	Any of the regulation under Article 9 of the Contract shall not impede the announcement or disclosure, which one party makes in good faith and pursuant to governing laws or regulations.

Article 10 Miscellaneous

10.1	Effective Date

After execution by individuals of Party A and the legal representative or authorized representative of Party B, the Contract shall become effective on the date it is approved by the Examination and Approval Authorities.

10.2	Costs and Expenses

Unless otherwise agreed upon in the Contract, taxes and charges collected according to law in connection with execution and performance of the Contract shall be born by Party A and Party B respectively in accordance with PRC laws and regulation. Where the laws and regulations do not explicitly specify the payer, Party A and Party B shall pay 50% of the fees respectively. Neither Party A nor Party B shall have the obligation to pay the fees on behalf of the other party.

10.3	Governing Laws

The governing law of this Contract shall be PRC laws; and the execution, validity, interpretation, performance and dispute resolution of this Contract shall be subject to PRC laws. However, where PRC laws do not regulate on any of the issues specified in the Contract, the same shall be governed by reference to international commercial customs.

10.4	Dispute Resolution

The parties shall make endeavor to settle their disputes arising out of the performance of the Contract or in connection with of the Contract, through friendly consultation; Where the parties fail to settle the disputes through consultation, either party shall have the right to submit the dispute or claim arising from the Contract to China International Economic and Trade Arbitration Commission (the “CIETAC”) and have the dispute settled through arbitration in Beijing as per current CIETAC rules. During the arbitration, except for the clauses under dispute, other clauses of the Contract shall continue to be performed.

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10.5	Language and Copy

The Contract shall be executed in both Chinese and English languages and both in eight (8) copies, each party shall keep one copy of both versions, the Company shall keep one copy for filing, and the remaining copies shall be submitted to the relevant Examination and Approval Authorities, all of which shall have equal legal force. In the event of a discrepancy between the two language versions, the Chinese version shall prevail.

10.6	Severability

Where any article of the Contract is regarded as being invalid by any authority with jurisdiction, the validity of other articles of the Contract shall remain unaffected.

10.7	Amendments and Supplements

For issues not covered in the Contract, the parties shall enter into written contract to make amendment or supplement to the Contract Amendments or supplements to the Contract signed and chopped by both parties shall be integral parts of the Contract, and once approved by the Examination and Approval Authority, shall have equal force with the Contract.

10.8	Exercise of Rights

Failure to or delay in exercising any of the rights hereunder by any party to the Contract shall not be regarded as waiving the same. The exercise of a right by itself or in part does not preclude the exercise of the same otherwise. Waiver of the right to pursue any breach of contract shall be effective only if it is made in writing and signed and affixed with official seal by individuals of Party A and the legal representative or authorized representative of Party B.

10.9	Assignment of Rights and Obligations

Unless otherwise agreed upon in the Contract, neither party shall be allowed to assign the Contract or its rights and obligations hereunder in whole or in part, unless it obtains prior consent in writing from the other Party and such assignment has obtained approval from the Examination and Approval Authority as required by PRC laws.

10.10	Employee Settlement

Both Parties hereby agree that no such issue as employee settlement is involved in the Target Share Transfer.

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10.11	Notice and Delivery

Unless otherwise agreed upon in the Contract, any party’s notice or written communication to the other party shall be written in Chinese, and shall be delivered by hand-delivery, fax or courier. Unless otherwise informed of the change of address, all notice and written communication shall be delivered to the following addresses:

Party A: Yang Ming and other 15 individual shareholders

Address: 2nd Floor, Beida Jade Bird Building, No. 207 Chengfu Road, Haidian District, Beijing 100871

Telephone: 0086-010-62768866

Fax: 0086-010-62768866

Attention: Yang Ming

Party B: Prosperity Holdings Limited

Address:	Crescent Point Group
One George Street, #15-04
Singapore 049145

Telephone: 0065-6511-3088

Fax: 0065-6223-5992

Attention: James Wong

The notice or written communication shall be deemed being received on the following dates:

(1)	in case of fax and hand-delivery, the date of receipt shall be the date of delivery;

(2)	in case of express mail service, the date of delivery shall be the third day after the notice has been handed over to the express company; or

(3)	in case of courier, the date on the receipt confirmation, or the date of handing over to the courier company.

Execution Copy

IN WITNESS WHEREOF, Individuals of Party A signed and Party B have caused their authorized representatives to sign the Contract on the date first written above.

Party A1: Yang Ming

Signature:

Party A2: Tang Chengxi

Signature:

Party A3: Liang Jun

Signature:

Party A4: Sun Quntian

Signature:

Party A5: Lu Jun

Signature:

Party A6: XiaoRui

Signature:

Execution Copy

Party A7: Gao Wei

Signature:

Party A8: Lin Ping

Signature:

Party A9: Guo Nannan

Signature:

Party A10: He Wenrui

Signature:

Party A11: Zhang Hong

Signature:

Party A12: Yu Lina

Signature:

Party A13: Xiao Qiqin

Signature:

Party A14: Li Xiangyang

Signature:

Execution Copy

Party A15: Wang Yang

Signature:

Party A16: Zhang Ming

Signature:

Party B: Prosperity Holdings Limited

Authorized representative:

Letter of Disclosure

This Letter of Disclosure is prepared for the share transfer between the individual shareholders of Beijing Jade Bird Educational Information Technology Co., Ltd. (the “Company”) and Prosperity Holdings Limited, and shall be used as an appendix to the Share Transfer Contract entered into by and between Prosperity Holdings Limited and the individual shareholders of the Company. The sequence numbers and contents of this Letter of Disclosure shall correspond to those specified in the Share Transfer Contract.

To facilitate comprehension, the disclosures made hereinafter are summaries of the corresponding documents, which shall not be regarded as a complete and accurate description of the same. The contents of the original documents shall prevail.

5.1 (3)

Certificates and licenses held by the Company are as follows:

(1)	Enterprise Legal Person Business License (No. 1100001649252) issued by the Beijing Administration for Industry and Commerce on Jul. 18, 2006;

(2)	Certificate of Tax Registration (No. Jing Guo Shui Hai Zi 110108759640097) issued by State Tax Bureau of Haidian District of Beijing on Apr. 9, 2004;

(3)	Certificate of Tax Registration (No. Di Shui Jing Zi 110108759640097000) issued by Local Tax Bureau of Haidian District of Beijing on Apr. 2, 2004;

(4)	Certificate of Organizational Entity Code (Code No. 75964009-7) with a period of validity commencing from Mar. 5, 2004 and ending on Mar. 2, 2008;

(5)	Permit for Running No-government Schools (No. Lao She Min 1106054072000) issued by Labor and Social Security Bureau of Haidian District of Beijing in July of 2005, where the name of the unit is Beijing Municipality Haidian District Jade Bird Information and Technology Vocational Skills Training School; the period of validity of this Certificate is four years commencing from the issuance date;

(6)	Certificate of High and New Technology Enterprise (No. Jing Ke Gao Zi 0611008A17059) issued by Beijing Science and Technology Committee on May 28, 2006;

(7)	Registration Certificate of Social Insurance (No. She Xian Jing Zi 110108627888) issued by the Social Insurance Fund Administration Center of Haidian District of Beijing on Mar. 17, 2005;

(8)	Tianjin Brach of the Company holds:

a.	Business License (No. 1201041010135) issued by Tianjing Administration for Industry and Commerce on Mar. 23, 2005;

b.	Certificate of Organizational Entity Code (Code No. 77064779-1) issued by Tianjin Administration Bureau for Quality Supervision and Inspection and Quarantine with a period of validity from May 12, 2005 to Apr. 11, 2009;

c.	Certificate of Tax Registration (No. Guo Shui Jin Zi 120104770647791) issued by State Tax Bureau of Tianjing Development District on Apr. 22, 2005;

d.	Certificate of Tax Registration (No. Di Shui Jin Zi 120104770647791) issued by Local Tax Bureau of Tianjing Development District on Apr. 30, 2005;

e.	Permit for Running Non-government Schools in People’s Republic of China (No. Lao She Min 1201044000310) issued by Tianjin Labor and Social Security Bureau, where name of the unit is Tianjin Beida Jade Bird Vocational Training School, the validity period of which is three years;

f.	Private non-Enterprise Institution Registration Form (Legal Person Status) (No. Min Zheng Zi Di 060610) issued by Tianjin Administration for Social Organizations on Jul. 7, 2005, where name of the unit is Tianjin Beida Jade Bird Vocational Training School.

(9)	Chongqing Branch of the Company holds:

a.	Business License (No. Yu Gao 5009011901215) issued by Chongqing Administration for Industry and Commerce on Mar. 16, 2005;

b.	Certificate of Tax Registration (No. Guo Shui Yu Zi 50090377177299) issued by Chongqing High and New Technology Industry Development District State tax Bureau on Apr. 11, 2005;

c.	Certificate of Tax Registration (No. Di Shui Zi 50090377177299) issued by Chongqing High and New Technology Industry Development District Local Tax Bureau on Apr. 5, 2005;

d.	Certificate of Organizational Entity Code (Code No. 77177729 — 9) issued by Chongqing Quality and Technical Supervision Bureau with a validity period from Apr. 7, 2005 to Apr. 7, 2009;

e.	Permit for Running Non-government Schools (No. Lao She Min 5000003000130) issued by Chongqing Labor and Social Security Bureau on Jul. 25, 2005.

(10)	Guangzhou Branch of the Company holds:

a.	Business License (No. Fen 4401062029325) issued by Guangzhou Administration for Industry and Commerce on Sep. 28, 2005;

b.	Certificate of Organizational Entity Code (Code No. 78122360-1) issued by Guangzhou Quality and Technical Supervision Bureau with a validity period from Nov. 15, 2005 to Nov. 15, 2009;

c.	Certificate of Tax Registration (No. Guo Shui Yue Zi 440100781223601) issued by Gaongzhou State Tax Bureau on Mar. 1, 2006;

d.	Certificate of Tax Registration (No. Di Shui Yue Zi 440100781223601) issued by Gaongzhou Local Tax Bureau on Mar. 1, 2006;

Permit for Running Non-government Schools of Guangdong Branch is still in the process of application.

(11)	Xicheng Branch of the Company holds:

a.	Business License (No. 1101021828847) issued by Beijing Administration for Industry and Commerce on Apr. 22, 2005;

b.	Certificate of Tax Registration (No. Di Shui Jing Zi 110102774724301000) issued by Beijing Xicheng District Local Tax Bureau on May 20, 2005;

c.	Certificate of Organizational Entity Code (Code No. 77472430-1) issued by Beijing Xicheng District Quality and Technical Supervision Bureau, which expires on May 12, 2009;

Certificate of State Tax Registration and Permit for Running Non-government Schools of Xicheng Branch are still in the process of application.

(12)	Shanghai Branch of the Company Holds:

a.	Business License (No. 31010810198119000) issued by Shanghai Administration for Industry and Commerce, Zhabei Branch on Apr. 10, 2006;

b.	Certificate of Organizational Entity Code (Code No. 77710623-4) issued by Shanghai Quality and Technical Supervision Bureau, which expires on Jun. 27, 2009;

c.	Certificate of Tax Registration (No. Guo Shui Hu Zi 310108777106234) issued by Shanghai State Tax Bureau on Jul. 10, 2005;

d.	Certificate of Tax Registration (No. Di Shui Hu Zi 310108777106234) issued by Shanghai Local Tax Bureau on Jul. 12, 2005;

Permit for Running Non-government Schools of Shanghai Branch is still in the process of application.

(13)	Hangzhou Branch of the Company holds:

a.	Business License (No. 3301001007242) issued by Hangzhou Administration for Industry and Commerce on Aug. 17, 2005;

b.	Certificate of Tax Registration (No. Zhe Shui Zi Hang 330100779254281) jointly issued by Hangzhou State Tax Bureau and Local Tax Bureau on Sep. 1, 2005;

c.	Certificate of Organizational Entity Code (Code No. 77925428-1) issued by Hangzhou Quality and Technical Supervision Bureau, which expires on Aug. 25, 2009;

Permit for Running Non-government Schools of Hangzhou Branch is still in the process of application.

Certificates and licenses held by subsidiaries of the Company are as follows:

(14)	APTECH Beida Jade Bird Co., Ltd holds:

a.	Enterprise Legal Person Business License (No. Qi He Jing Zong Zi Di 014196) issued by Beijing Administration for Industry and Commerce on Sep. 21, 2005;

b.	Certificate of Approval for Establishment of Enterprises with Foreign Investment in the PRC (No. Shang Wai Zi Jing Zi [1999]0390) issued by Beijing Municipal People’s Government on Sep. 20, 2005;

c.	Certificate of Organizational Entity Code (Code No. 71774043-6) issued by Beijing Quality and Technical Supervision Bureau;

d.	Certificate of Foreign Exchange Registration (No. 1999000000349) issued by SAFE, Bejing Administration Department;

e.	Registration Certificate of Social Insurance (No. She Xian Jing Zi 110108627888) issued by the Social Insurance Fund Administration Center of Haidian District of Beijing on Mar. 17, 2005;

f.	Certificate of High and New Technology Enterprise (No. Jing Ke Gao Zi 0611008A16793) issued by Beijing Science and Technology Committee on Jun. 8, 2006;

(15)	Yantai Jade Bird Educational Information Technology Co., Ltd. holds:

a.	Enterprise Legal Person Business License (No. 3706022810169) issued by Yantai Administration for Industry and Commerce, Zhifu Branch on Feb. 27, 2006;

b.	Certificate of Tax Registration (No. Lu Di Shui Zi 370602785029750) issued by Yantai Zhifu District Local Tax Bureau on Feb. 22, 2006;

c.	Certificate of Tax Registration (No. Guo Shui Lu Zi 370602785029750) issued by Yantai Zhifu District State Tax Bureau on Mar. 6, 2006;

d.	Certificate of Organizational Entity Code (Code No. 78502975-0) issued by Yantian Quality and Technical Supervision Bureau;

Permit for Running Non-government Schools of Yantai Jade Bird Educational Information Technology Co., Ltd is still in the process of application.

(16)	Dalian Xinghai Jade Bird Educational Information Technology Co., Ltd. holds:

a.	Enterprise Legal Person Business License (No. Da Gong Shang Qi Fa Zi 2102001107858) issued by Dalian Administration for Industry and Commerce on Mar. 15, 2006;

b.	Certificate of Tax Registration (Da Guo, Di Shui Sha Zi 210204759945325) jointly issued by Dalian Municipal State Tax Bureau and Local Tax Bureau of Liangning Province;

c.	Certificate of Organizational Entity Code (Code No. 75994532-5) issued by Dalian Municipal Quality and Technical Supervision Bureau;

d.	Permit for Running Non-government School (No. Lao She Min 2102013000296) issued by Dalian Municipal Labor and Social Security Bureau, where name of the unit is Dalian Xinghai Beida Jade Bird Vocational Training School, the validity period of which is three years;

(17)	Zhenjiang Jade Bird Educational Information Technology Co., Ltd. holds:

a.	Enterprise Legal Person Business License (No. 3211001103466) issued by Zhenjiang Administration for Industry and Commerce of Jiangsu Province on Mar. 9, 2006;

b.	Certificate of Tax Registration (No. Su Guo Shui Zhen Zi 321100784958494) issued by Zhenjiang Municipal State Tax Bureau of Jiangsu Province on Mar. 9, 2006;

c.	Certificate of Tax Registration (No. Su Di Shui Deng Zi 321100784958494) issued by Zhenjiang Municipal Local Tax Bureau of Jiangsu Province on Mar. 9, 2006;

d.	Certificate of Organizational Entity Code (Code No. 78495849-4) issued by Zhenjiang Quality and Technical Supervision Bureau of Jiangsu Province;

e.	Permit for Running Non-government Schools (No. Lao She Min 211004000011) issued by Zhenjiang Municipal Labor and Social Security Bureau on September 7, 2006, where name of the unit is Zhenjiang Beida Jade Bird APTECH Vocational Training School, the validity period of which is five years.

(18)	Chengdu Jade Bird Educational Information Technology Co., Ltd. holds:

a.	Enterprise Legal Person Business License (No. 5101041902301) issued by Chengdu Municipal Jinjiang Administration for Industry and Commerce on Mar. 12, 2006;

b.	Certificate of Tax Registration (No. Chuan Guo Shui Zi 510104785429543) issued by State Tax Bureau of Jinjiang District, Chengdu of Sichuan Province on March 24, 2006;

c.	Certificate of Tax Registration (No. Chuan Rong 51010478542954-3) issued by the first branch of Local Tax Bureau of Chengdu of Sichuan Province on March 24, 2006;

d.	Certificate of Organizational Entity Code (Code No. 78542954-3) issued by Chengdu Municipal Quality and Technical Supervision Bureau, Zhenjiang Branch;

e.	Permit for Running Non-government Schools (No. Lao She Min 2255A05540147) issued by Chengdu Municipal Labor and Social Security Bureau on July 13, 2006, where name of the unit is Chengdu Jade Bird Information and Technology School, the validity period of which is two years.

(19)	Shenzhen Jade Bird Educational Information Technology Co., Ltd. holds:

a.	Enterprise Legal Person Business License (No. 4403011223302) issued by Shengzhen Municipal Administration for Industry and Commerce on Apr. 25, 2006;

b.	Certificate of Organizational Entity Code (Code No. 78832483-5) issued by Shenzhen Municipal Quality and Technical Supervision Bureau;

c.	Certificate of Tax Registration (No. Guo Shui Shen Zi 440301788324835) issued by Shenzhen Municipal State Tax Bureau;

d.	Certificate of Tax Registration (No. Shen Di Shui Deng Zi 440301788324835) issued by Shenzhen Municipal Local Tax Bureau;

Permit for Running Non-government School of Shenzhen Jade Bird Educational Information Technology Co., Ltd. is still in the process of application.

(20)	Nantong Jade Bird Educational Information Technology Co., Ltd. holds:

a.	Enterprise Legal Person Business License (No. 3206001108585) issued by Nantong Administration for Industry and Commerce of Jiangsu Province on Feb. 21, 2006;

b.	Certificate of Organizational Entity Code (Code No. 78438804-9) issued by Jiangsu Provincial Quality and Technical Supervision Bureau;

c.	Certificate of Tax Registration (No. Su Di Shui Deng Zi 320601784388049) jointly issued by Nantong Municipal State Tax Bureau, the First Branch and Nantong Municipal Local Tax Registration, the Second Branch on Feb. 21, 2006;

d.	Permit for Running Non-government Schools (No. Jiao Min 3206027ZX0020) issued by the Education and Sports Bureau of Chongzhou District, Nantong Municipal on September 16, 2006, where name of the unit is Naotong Chongzhou Beida Jade Bird Computer Training Center, the validity period of which is one year.

(21)	Hefei Jade Bird Educational Information Technology Co., Ltd. holds:

a.	Enterprise Legal Person Business License (No. 3401001007212) with an issuance date of Feb. 27, 2006;

b.	Certificate of Organizational Entity Code (Code No. 78493005-3) issued by Heifei Municipal Quality and Technical Supervision Bureau;

c.	Certificate of Tax Registration (No. He Guo Yaohai Guo Shui Zi 340102784930053) issued by Yaohai District State Tax Bureau, Hefei of Anhui Province on Mar. 7, 2006;

d.	Certificate of Tax Registration (No. Di Shui He Zi 340102784930053) issued by Yaohai District Local Tax Bureau, Hefei of Anhui Province on Mar. 7, 2006;

e.	Permit for Running Non-government School (No. Lao She Min 3401003100655) issued by Hefei Municipal Labor and Security Bureau on Apr. 17, 2006, where name of the unit is Hefei Jade Bird Vocational Training School, the validity period of which is three.

(22)	Shenyang Jade Bird Educational Information Technology Co., Ltd. holds:

a.	Enterprise Legal Person Business License (No. 2101031150104) issued by Shenyang Municipal Administration for Industry and Commerce on Feb. 14, 2006;

b.	Certificate of Organizational Entity Code (Code No. 78455670-0) issued by Shenyang Municipal Quality and Technical Supervision Bureau;

c.	Certificate of Tax Registration (No. Shen Di Shui Zi Shen He Branch 210103784556700) issued by Shenyang Municipal Local Tax Bureau on Mar. 2, 2006;

d.	Certificate of Tax Registration (No. Shen He Guo Shui Zi 210103784556700) issued by Shenyang Municipal State Tax Bureau on Mar. 2, 2006;

e.	Permit for Running Non-government School (No. Lao She Min 2101017220315) issued by Shenyang Municipal Education Bureau on Jun. 2, 2006, where name of the unit is Shenyang BENET Computer Training Center, which expires on Jun. 1, 2008.

(23)	Qingdao Jade Bird IT Information Co., Ltd. Holds:

a.	Enterprise Legal Person Business License (No. 3702022919318) issued by Qingdao Municipal Administration for Industry and Commerce, Shinan Branch on May 31, 2006;

b.	Certificate of Organizational Entity Code (Code No. 78759823-6) issued by Qingdao Municipal Quality and Technical Supervision Bureau;

c.	Certificate of Tax Registration (No. 370202787598236) jointly issued by Shandong Qingdao Municipal State Tax Bureau and Local Tax Bureau on Jul. 7, 2006;

d.	Permit for Running Non-government School (No. Lao She Min 10201510) issued by Qingdao Municipal Labor and Security Bureau on September 6, 2006, where name of the unit is Qingdao Beida Jade Bird Vocational Training School.

(24)	Xiamen Jade Bird IT Information Co., Ltd. Holds:

a.	Enterprise Legal Person Business License (No. 3502031101135) issued by Xiamen Municipal Administration for Industry and Commerce on Jun. 5, 2006;

b.	Certificate of Tax Registration (No. Xia Guo Shui Si Zi 350203784187335) issued by Xiamen Municipal State Tax Bureau on Jun. 20, 2006;

c.	Certificate of Tax Registration (No. Xia Di Shui Zheng Zi 350203784187335) issued by Xiamen Municipal State Tax Bureau on Jun. 16, 2006;

d.	Certificate of Organizational Entity Code (Code No. 78418733-5) issued by Xiamen Municipal Quality and Technical Supervision Bureau;

e.	Permit for Running Non-government School (No. Lao She Min 3502036206005) issued by Xiamen Municipal Labor and Security Bureau on September 12, 2006, where name of the unit is Xiamen Zhongshan Beida Jade Bird Vocational Training School, the validity period of which is three years.

(25)	Kunming Gold Bird Educational Information Co., Ltd. holds:

a.	Enterprise Legal Person Business License (No. 5301002521909) issued by Yunnan Kunming Municipal Administration for Industry and Commerce on May 15, 2005;

b.	Certificate of Organizational Entity Code (Code No. 78737422-4) issued by Yunnan Kunming Municipal Quality and Technical Supervision Bureau;

c.	Certificate of Tax Registration (No. Dian Di Shui Kun Zi 530102787374224) issued by Kunming Wuhua District Local Tax Bureau on may 24, 2006;

d.	Certificate of Tax Registration (No. Dian Guo Shui Zi 530102787374224) issued by Kunming Wuhua District State Tax Bureau on may 25, 2006;

Permit for Running Non-government School of Kunming Gold Bird Educational Information Co., Ltd. is still in the process of application.

(26)	Yangzhou Beida Jade Bird Information and Technology Co., Ltd. holds:

a.	Enterprise Legal Person Business License (No. 3210911400385) issued by Jiangsu Yangzhou Municipal Administration for Industry and Commerce on Jun. 7, 2006;

b.	Certificate of Tax Registration (No. Zu Di Shui Deng Zi 321001787679896) issued by Yangzhou Municipal Local Tax Bureau on Jun. 14, 2006;

c.	Certificate of Organizational Entity Code (Code No. 8767989-6) issued by JiangsuYangzhou Municipal Quality and Technical Supervision Bureau;

Certificate of State Tax Registration and Permit for Running Non-governments School are still in the process of application.

(27)	Fuzhou Jade Bird Information and Technology Co., Ltd. holds:

a)	Enterprise Legal Person Business License (No. 3501002028311) issued by Fuzhou Municipal Administration for Industry and Commerce on July 28, 2006;

b)	Certificate of Tax Registration (No. Rong Shui Zi 350100791763695) jointly issued by the State Tax Bureau and Local Tax Bureau of Gulou District, Fuzhou Municipal on April 15, 2006;

c)	Certificate of Organization Entity Code (Code No. 79176369-5) issued by Fuzhou Municipal Quality and Technical Supervision Bureau;

d)	Permit for Running Non-government School (No. Lao She Min 3501016206004) issued by Fuzhou Municipal Education Bureau on September 15, 2006, where name of the unit is Fuzhou Beida Jade Bird Vocational Training School, which expires on September 15, 2009.

(28)	Hangzhou Jade Bird Educational Information and Technology Co., Ltd. holds:

a)	Enterprise Legal Person Business License (No. 3301001007845) issued by Hangzhou Municipal Administration for Industry and Commerce on April 11, 2006;

b)	Certificate of Tax Registration (No. Zhe Shui Lian Zi 330100790940397) jointly issued by the State Tax Bureau and Local Tax Bureau of Zhejiang Province on October 10, 2006;

c)	Certificate of Organization Entity Code (Code No. 79094039-7) issued by Hangzhou Municipal Quality and Technical Supervision Bureau.

Permit for Running Non-government School of Hangzhou Jade Bird Educational Information and Technology Co., Ltd. is still in the process of application.

(29)	Shanghai Qingda Computer Technology Co., Ltd. holds:

a)	Enterprise Legal Person Business License (No. 3101151020246) issued by the Pudong Branch of Shanghai Municipal Administration for Industry and Commerce on July 13, 2006;

b)	Certificate of Tax Registration (No. Di Shui Hu Zi 310115791428600) issued by the Shanghai Municipal Local Tax Bureau on April 7, 2006;

c)	Certificate of Organization Entity Code (Code No. 79142860-0) issued by Shanghai Municipal Quality and Technical Supervision Bureau.

Permit for Running Non-government School of Shanghai Qingda Computer Technology Co., Ltd. is still in the process of application.

5.1(4)

(1)	In connection with Capital Contribution Agreement and Articles of Association of the Company, Beijing Beida Jade Bird Co., Ltd (the “BDH”) and Yang Ming entered into the Supplementary Agreement on Dec. 1, 2003;

(2)	Beijing Peking University Education Investment Co., Ltd (the “PUEI”), BDH and Yang Ming entered into the Special Agreement in 2006.

5.1(9)

Unaudited Balance Sheet of the Company up to the date of Jun. 30, 2006.

5.1(10)

Arbitration and litigation situation of the Company:

(1)	Two arbitration case between Beijing APTECH Jade Bird Co., Ltd (“Beijing APTECH”) and Beijing Huayu Net Technology Development Co., Ltd. (“Huayu Net”)

On Sep. 21, 2005, Beijing Arbitration Committee rendered arbitral awards of No. (2005) Jing Zhong Cai Zi Di 0693 and No. 0694, which Huayu Net refused to execute. In Nov. of 2005, Beijing APTECH applied to the People’s Court of Beijing

Daxing District, where Huayu Net was located, for the enforcement of the arbitral awards. Execution Division of the Daxing Court froze Huayu Net’s account, where there is cash of about RMB 140,000 in it, at Ever Bright Bank on Mar. 30, 2006. Huayu Net has handed over education discs and other articles to the Court, and the cash mentioned above has been transferred to the Court’s bank account. In addition, Huayu Net warranted that it would pay part of the money under the enforcement before Jul. 12, 2006. As of the date of this Disclosure, Huayu Net has paid RMB 239,297 Yuan for enforcement.

(2)	One arbitration case between Beijing APTECH and Beijing Huayu Tiandi International Education Co., Ltd.

On Jun. 1, 2006, Beijing Arbitration Cornmittee made a decision of No. (2006) Jing Zhong Che Zi Di 0163.

(3)	Three arbitration cases between Beijing APTECH and Huayu Net

On Jul. 1, 2006, Beijing Arbitration Committee rendered arbitral awards of No. (2006) Jing Zhong Cai Zi Di 0615, 0538, 0537.

(4)	Lawsuit between Beijing APTECH and Qingdao Huayu Tiandi Information Technology Co., Ltd., Qingdao Huyu Information Management Training School (under preparation), Huayu Net

Qingdao Municipal Intermediate People’s Court of Shandong Province made a judgment numbered (2005) Qing Min San Chu Zi Di 503 on Oct. 24, 2005.

Beijing APTECH has appealed the judgment to Higher People’s Court, and no judgment of the Court in respect thereof has been made.

Administrative penalties that the Company are involved in:

Company	Causes	Year	Amount of the Penalty (unit: thousand)	Notes
Beijing APTECH	Taxes	2005	5.48648	None
Dalian Xinghai Jade Bird Educational Information Technology Co., Ltd.	Advertisement	2006	40	None
Yantai Jade Bird Educational Information Technology Co., Ltd.	Penalty made by the company registry	2006	5	None
The Company	Fire Inspection	2004	1	None
Xicheng Branch of the Company	Administrative penalty	2006	3	Caused by the misfeasance of an employee, who is solely liable for such penalty.

5.1 (11)

(1)	Preferential Income Taxes: on Jul. 24, 2007, Haidian District Sate Tax Bureau of Beijing issued the Approval for Application of Beijing APTECH Jade Bird Co., Ltd. for Enjoying Income Tax Reduction and Exemption as a High and New Technology Enterprise (No. Hai Huo Shui Man Mian Wai [2002] 4090);

(2)	Tax disposition order or tax administrative penalty decision: on Sep. 16, 2005, Tax Inspection Division of Handian District Local Tax Bureau of Beijing issued a Tax Disposition Order (No. Hai Di Shui Chu Li [2005] 230); on Sep. 16, 2005, Tax Inspection Division of Handian District Local Tax Bureau of Beijing issued a Tax Administrative Penalty Decision (No. Hai Di Shui Chu Fa [2005] 147).

5.1 (13)

(1)	List of Franchise Contracts

ACCP

No.	Name of Companies	Term of Contracts
1.	Changsha Niuer Information Technology Co., Ltd.	18/05/2001-17/05/2010
2.	Changsha Wodun Software Education Centre	08/08/2004-08/07/2008
3.	Changsha Feixun Information Technology Co., Ltd.	20/06/2006-19/06/2011
4.	Zhuzhou Aote Science and Technology Electronic Products Co., Ltd	18/11/2002-17/11/2006
5.	Ziangtan Jinbeifan Education Group	30/07/2003-29/07/2007
6.	APTECH Beida Jade Bird Chenzhou Ketai Franchise Training Centre	31/l2/2003-30/12/2007
7.	Hengyang Nanfang Software Training School	16/09/2004-16/09/2008
8.	Yueyang Haina Software Education Training School	12/07/2004-12/07/2008
9.	Changde Zhicheng Software Training Centre	29/12/2005-28/11/2010
10.	Shaoyang Yixing Technology School	24/06/2004-23/06/2011
11.	Guangdong Guangli Technology Co., Ltd.	08/07/2001-07/07/2010

12.	Guangzhou Keyuan Computer Information Technology Co., Ltd.	01/03/2005-28/02/2010
13.	Shenzhen Xinshi Technoloy Development Co., Ltd.	09/07/2005-08/07/2010
14.	Shenzhen Nanshan District Zhongqing Information Technology Vocational Training Centre	09/07/2005-08/07/2009
	Shenzhen Qihao Technology Co., Ltd.	22/01/2006-21/01/2011
15.	Shenzhen Luohu Kunpeng Vocational Training Center	22/01/2006-21/01/2011
16.	Shenzhen Jiahu Information and Technology Co., Ltd.	08/09/2006-07/09/2006
17.	Zhuhai Qiancheng Vocational Training School	23/05/2001-22/05/2010
18.	Shantou Xinghe Computer Information Technology Co., Ltd.	30/11/2002-30/11/2006
19.	Guangdong TeleCom Industry Croup Huizhou Co., Ltd	20/07/2003-19/07/2007
20.	Zhongshan Zhongnan SoftwareVocational Training School	18/06/2004-17/06/2008
21.	Wuhan Ruijie Information Management Co., Ltd	20/08/2001-19/08/2010
22.	Wuhan Renjie Information Training Centre	26/08/2001-25/08/2010
23.	Wuhan Saide Information Technology Co., Ltd.	18/07/2004-18/07/2008
24.	Wuhan Chuangmei Information Technology Development Co., Ltd.	20/02/2005-19/02/2009
25.	Wuhan Hongpeng Information Technology Co., Ltd.	24/06/2006-23/06/2011
26.	Yichang Sirui Computer Vocational Skill Training School	01/09/2003-31/08/2007
27.	Wuhan Huateng information Technology Co., Ltd.	08/08/2005-31/08/2009
28.	Jingzhou Beiruan Information Technology Co., Ltd.	18/04/2006-17/04/2011
29.	Suizhou Shike Technology Training School	09/11/2006-19/08/2006
30.	Chongqing Zuxia Science and Technology Co., Ltd.	20/08/2005-19/08/2009
31.	Sichuan West Celebrity Chamber Co., Ltd.	31/12/2001-30/12/2010
Sichuan Shidai College
32.	Chengdu Jinchen Software Training Centre	01/08/2005-31/07/2009
33.	Sichuan Shidai College	13/06/2006-12/06/2011

34.	Kunming Dingdian Information Technology Co., Ltd.	30/01/2003-29/01/2007
35.	Nanning Zhuangyuanlang Vocational Training School	16/03/2005-15/03/2009
36.	Liuzhou Longteng Vocational Training School	01/01/2006-31/12/2010
37.	Guizhou Tianji Computer Vocational Skill Training School	26/08/2005-25/08/2009
38.	Fuzhou Santuo Computer Co., Ltd	10/04/2003-31/12/2006
39.	Fuzhou Lide Vocational Training School	31/01/2003-30/01/2007
40.	Xiamen Bangchu Information Technology Co., Ltd.	24/08/2001-23/11/2010
41.	Shanghai Amateurism Science and Technology College	09/01/2002-08/01/2011
42.	Shanghai Qinghui Education Software Science and Technology Co., Ltd.	26/07/2004-25/07/2008
43.	Shanghai Fuxin Information Technology Co., Ltd.	05/07/2006-04/07/2011
44.	Shanghai Yueno Information and Technology Co., Ltd.	09/08/2006-08/08/2011
45.	Nanjing Pulei Information Training School	21/09/2001-20/02/2011
46.	Nanjing Xietong Computer Information Net Co., Ltd.	18/10/2003-17/10/2007
47.	Nanjing Jingcheng Information Technology Co., Ltd.	10/01/2006-09/01/2010
48.	Wuxi Jade Bird Computer Education Co., Ltd.	21/06/2006-20/06/2011
49.	Wuxi New District Ousuo Software Co., Ltd.	18/07/2001-17/07/2010
50.	Suzhou Computer Personnel Training Center	15/10/2001-14/10/2010
51.	Nantong Science and Technology Personnel Training College	20/10/2001-19/11/2010
52.	Changzhou Qinruan Information Technology Co., Ltd.	18/10/2002-17/10/2006
53.	Xuzhou Zhongbo Software Co., Ltd	26/02/2003-25/02/2007
54.	Xuzhou Xinglin Information Technology Co., Ltd.	22/08/2005-21/08/2009
55.	Jiangxi Feichuang Education Co., Ltd.	15/02/2003-16/02/2007
56.	Hebei Xinlong Information Technology Vocational Training School	01/04/2002-31/03/2011
57.	Beijing Xinbeigao Education Science and Technology Co., Ltd	26/09/2002-25/09/2006
58.	Tangdhang Hongji Vocational Training School	01/03/2004-28/02/2008
59.	Qinhuangdao Shengbang Vocational Training School	07/04/2004-06/04/2008

60.	Handan Aoxiang Information Technology Co., Ltd.	08/03/2006-07/03/2011
61.	Zhengzhou Jinshui District Huiwen Education Training School	25/05/2002-24/05/2006
62.	Henan Huarui Information Technology Co., Ltd.	09/06/2006-08/06/2011
63.	Tianjin Jietong Century Net Science and Technology Co., Ltd	08/03/2006-07/03/2011
64.	Tianjin Lanbaijin Computer Education Co., Ltd.	12/07/2001-11/07/2010
65.	Beijing Chaoyang District Zhaoyang Software Education Training School	18/05/2006-17/05/2011
66.	Jinan Gaoxin Shichuang Software Engineering Co., Ltd	16/10/2001-15/10/2010
67.	Qingdao Zhongxin Science and Technology Specialization School	01/07/2003 -01/07/2007
68.	Xi’an Zhaolong Computer Training Center	10/08/2003-09/08/2007
69.	Xi’an Yanta Dstrict APTECH Jade Bird Bicheng Franchise Training School	01/01/2003-31/12/2006
70.	Taiyuan Yilong Science and Technology Development Co., Ltd.	18/02/2003-17/02/2007
71.	Gansu Siwei Education Software Co., Ltd	15/10/2001-14/10/2010
72.	Harbin Nangang District Compass Computer Training School	18/08/2003-17/08/2007
73.	Daqing Beida Jade Bird APTECH Computer Training School	18/08/2003-17/08/2007
74.	Chuangchun Dongrun Science and Trade Co., Ltd.	18/09/2001-17/09/2010
75.	Jilin Zhiben Dongli Computer Information Technology Co., Ltd.	19/06/2002-18/06/2006
76.	Shenyang Kaitian Information Technology Training Center	20/03/2002-20/03/2011
77.	Chaoyang Tianlu Information and Technology Service Co., Ltd.	27/09/2006-26/09/2011
78.	Beijing Jiayin Flagship Science and Technology	26/12/2003-25/12/2007
79.	Beijing Zhaoyang Technology Training Center	19/06/2006-18/06/2011

80.	Beijing Chaoyang Zhaoyang Software Education and Training School
81.	Beijing Peking University Education Investment Co., Ltd.	28/02/2004-27/02/2008
82.	Beijing Tangcheng Information Technology Co., Ltd.	19/03/2005-18/03/2009
83.	Beijing Tiancan Information Technology Co., Ltd.	18/02/2005-17/02/2009
84.	Beijing Hexin Yongxin Software Service Co., Ltd.	03/04/2005-02/04/2009
85.	Beijing Beijing Yuanfan Information Technology Co., Ltd.	29/06/2005-28/06/2009
86.	Inner Mongolia Zhongshan Software Specialization College	01/12/2002-30/11/2006
87.	Urumchi Yingjie Computer Training School	19/02/2005-18/02/2009

BENET

No.	Name of Companies	Validity Period
1.	Zhuhai Qiancheng Vocational Training School	01/07/2004-30/06/2009
2.	Guangzhou Meicheng Education Information Co., Ltd.	10/11/2004-10/11/2009
3.	Guangzhou Xiangji Lide Science and Technology Co., Ltd.	06/11/2005-05/11/2010
4.	Shenzhen Xinshi Science and Technology Development Co., Ltd.	01/05/2004-01/05/2009
5.	Shenzhen Nanshan District Zhongqing Information Technology Vocational Training Co., Ltd.	08/02/2006-07/02/2011
6.	Shenzhen Jiahua Information Technology Co., Ltd.	12/03/2006-11/03/2011
7.	Guizhou Tianji Computer Vocational Skill School	14/03/2006-13/03/2011
8.	Hunan Shida Chemical Industry Development Co., Ltd/	18/05/2004-17/05/2009
9.	Changsha Shili Commercial Service Co., Ltd.	18/06/2005-17/06/2010
10.	Zhuzhou Aote Science and Technology Electronic Products Co., Ltd.	20/09/2004-19/09/2009
11.	Xiangtan Jinfan Education Group	16/06/2006-15/06/2011

12.	Wuhan Guanggu Vocational Skill Training Centre	06/07/2004-05/07/2009
13.	Wuhan Mingsheng Electronic Information Technology Co., Ltd.	18/06/2005-17/06/2010
14.	Xiangfan Hengrui Vocational Training Centre	21/01/2006-20/01/2011
15.	Yichang Qianshuo Computer Information Technology Co., Ltd.	09/02/2006-08/02/2011
16.	Nanjing Xietong Computer Information Net Co., Ltd.	01/08/2004-31/07/2009
17.	Suzhou Industry Park Yiyang Science and Technology Co., Ltd.	23/09/2004-22/09/2009
18.	Wuxi Zhiyuan Computer Education Co., Ltd.	29/11/2005-28/11/2010
19.	Xuzhou Lanhai Computer Training Centre	23/04/2006-22/04/2011
20.	Hangzhou Pioneer Net Technology Education Training Co., Ltd.	29/03/2004-29/03/2009
21.	Hangzhou Hantian Net Science and Technology Co., Ltd.	19/11/2004-18/11/2009
22.	Hangzhou Sanjie Information Technology Co., Ltd.	17/04/2006-16/04/2011
23.	Ningbo Noxiang Vocational Training School	01/08/2005-31/07/2010
24.	Shanghai Xianrui Computer Technology Training Co., Ltd,	01/08/2004-30/07/2009
25.	Shanghai Yundeng Computer Science and Technology Co., Ltd.	10/10/2004-09/10/2009
26.	Shanghai Yundeng Computer Science and Technology Co., Ltd.	31/03/2005-30/03/2010
27.	Shanghai Desheng Culture Refreshment School	20/11/2004-19/11/2009
28.	Beijing North Huateng Technology Training Centre	20/07/2004-19/07/2009
29.	Beijing Guohuayuan Education Information Co., Ltd.	16/08/2004-01/10/2009
30.	Beijing Xuezhitang Culture Education Training Co., Ltd.	26/10/2004-25/10/2009
31.	Beijing Sinuo Xianglun Science and Technology Co., Ltd	28/12/2004-27/12/2009
32.	Beijing Qinchi Science and Technology Development Co., Ltd.	11/11/2004-10/11/2009
33.	Beijing Jiayin Flagship Science and Technology Development Co., Ltd.	31/12/2004-30/12/2009

34.	Beijing Yita Zeren Information Technology Co., Ltd.	19/02/2005-18/02/2010
35.	Beijing Boke United Net Information Technology Co., Ltd.	08/06/2005-07/06/2010
36.	Beijing Kehai Rixing Technology Training Co., Ltd.	06/06/2005 -05/06/2010
37.	Beijing Zhiyuan Xunjie Technology Co., Ltd.	25/09/2005-24/09/2010
38.	Beijing Jingcheng United Net Education Science and Technology Co., Ltd.	30/06/2006-29/07/2011
39,	Beijing Zhibohengyuan Technology Co,. Ltd.	18/08/2006-17/08/2011
40.	Xi’an Zhaolong Computer Training Centre	02/11/2004-01/11/2009
41.	Gansu Xiyu Xiangyun Vocational Training School	18/06/2005-17/06/2010
42.	Harbin Nangang District Compass Computer Training School	18/05/2004-17/05/2009
43.	Daliang maocin Science and Technology Training School	25/03/2005-24/03/2010
44.	Liancheng Dongchengfu District Sichuang Computer Training Co., Ltd.	25/03/2005-24/03/2010
45.	Yizhou Liangzhong Science and Technology Co., Ltd.	28/08/2004-28/08/2009
46.	Zhengzhou Xiangtian Homing Pigeon Science and Technology Co., Ltd.	10/02/2006-09/02/2011
47.	Luoyang Hongzhuo Electronic Information Technology Co., Ltd.	05/07/2006-04/07/2011
48.	Heibei Shengban Information Co., Ltd.	17/08/2006-16/08/2011
49.	Tianjing Longhe Science and Technology Development Co., Ltd.	04/04/2006-03/04/2011

BETEST

No.	Name of Companies	Term of Contracts
1.	Beijing Test Times Xinxi Information Technology Co., Ltd.	01/10/2005-30/09/2010
2.	Beijing Chunyou Pilotage Science and Technology Co., Ltd	01/04/2006-31/03/2011
3.	Beijing Test Space Science and Technology Co., Ltd	26/01/2006-25/01/2011
4.	Zhuhai Qiancheng Vocational Training School	01/09/2005-31/08/2010
5.	Shenzhen Futian District Xinshi Vocational Training Centre	06/04/2006-05/04/2011
6.	Wuhan Feilong Information Technology Co., Ltd.	16/01/2006-15/01/2011

Franchise Contracts that have been signed but not performed:

Name of Companies	Signing Date	Term of Contracts	Franchised Products	Current Status
Nanjing Sibida Education Co., Ltd.	23/08/2006	23/11/2006-22/11/ 2011	ACCP	With the second batch of start-up materials delivered.
Shanghai Rongwei Information and Technology Co., Ltd.	24/08/2006	16/12/2006-15/12/ 2011	ACCP	With the second batch of start-up materials delivered.
Dongguang Yuanjian Software Technology Development Co,. Ltd.	16/09/2006	16/12/2006-15/12/ 2011	ACCP	With the first batch of start-up materials delivered.
Xi’an Hesheng Printing Co., Ltd.	20/09/2006	20/12/2006-19/12/ 2011	ACCP	With the first batch of start-up materials delivered.
Shenzhen Weiwen Investment Development Co., Ltd.	28/09/2006	28/12/2006-27/12/ 2011	ACCP	With the first batch of start-up materials delivered.
Fujian Saidi Net Co., Ltd.	26/09/2006	26/12/2006-25/12/ 2011	ACCP	With the first batch of start-up materials delivered.
Yantai Branch of Beijing Zhongxing Yuandong Technology Development Co., Ltd.	12/10/2006	12/01/2007-11/01/ 2012	BENET	With the first batch of start-up materials delivered.
Jiangsu Leidu Education Co., Ltd.	08/09/2006	08/12/2006-07/12/ 2011	BENET	With the first batch of start-up materials delivered.

(2)	House Lease Contracts

No.	Name of Companies	Signing Date	Term of Contracts
1.	Shanghai Higher Learning Institution Rear Service Center	23/03/2006	18/05/2006-17/05/2011
2.	Fuzhou Industry Exhibition Plaza Co., Ltd.	24/03/2006	20/03/2006-19/03/2010
3.	Beijing Anzhen Century Realty Co., Ltd Yangzhou Branch	31/03/2006	05/05/2006-04/05/2011
4.	Kunming Sport Industry Development Center	2006	05/01/2006-05/02/2011
5.	Xiamen Baoheng Trading Co., Ltd.	24/03/2006	15/03/2006-14/03/2010
6.	Qingdao Huayin Real Estate Development Co., Ltd.	15/03/2006	01/05/2006-30/04/2011
7.	Beijing Peng’an Science and Technology Hatcher Co., Ltd.	22/03/2005	22/03//2005-11/04/2010
8.	Tianjin Communication Administration Service Center	23/01/2005	24/01/2005-24/01/2008
9.	Chongqing Wanma Industrial Co. Ltd	25/12/2004	25/12/2004-25/12/2009
10.	Guangzhou Xingzheng Industrial Co., Ltd.	01/07/2005	01/08/2005-31/07/2010
11.	Beijing Peony Electronic Group Co., Ltd.	2005	01/01/2005-31/12/2009
12.	Shanghai Youth Center	02/02/2005	01/03/2005-28/02/2010
13.	Hangzhou Westlake Science and Technology Growth Co. Ltd.	25/05/2005	01/06/2005-14/06/2010
14.	Trading Center of Yantai Development Zone	18/01/2006	20/02/2006-19/02/2011
15.	Liu Wenying	17/01/2006	01/04/2006-31/03/2011
16.	Zhenjiang Keda Rear Service Assets Management Company	23/12/2005	10/02/2006-10/02/2011
17.	Fifth Research Institute of Electronic Communication	04/01/2006	20/02/2006-19/02/2011
18.	Shenzhen Shum Yi Logistics Group Holdings Co., Ltd.	20/01/2006	01/02/2006-28/02/2009
19.	Guangzhou Liyuan Property Management Co., Ltd.	23/03/2005	01/03/2005-14/05/2009
20.	Nantong Department Store Co., Ltd.	01/01/2006	04/02/2006-03/02-2011
21.	Hefei Worker’s Cultural Complex	27/12/2005	25/12/2005-24/12/2010
22.	Shenyang Hengji Industrial Co., Ltd.	28/12/2005	01/03/2006-28/02/2011
23.	Beijing Jingdu Ronghua Property Management Co., Ltd.	12/10/2002	12/10/2002-11/10/2007

(3)	Teaching Materials Printing Contracts

Beijing APTECH and Zhuhai Hamah Industrial Co., Ltd. entered into ACCP Enlightening Star Printing Contract, BETEST Printing Contract, ACCP Printing Contract and BENET Printing Contract on Dec. 28, 2005.

(4)	Purchase Contract

Beijing APTECH and Shenzhen Founder Information System Co., Ltd. entered into Project Beda Jade Bird Sale Contract on Dec. 22, 2005.

(5)	AD Contract

Beijing APTECH and Beijing Yibang Zongheng Ad-agency Co., Ltd. entered into contract on Feb. 28, 2006;

Beijing APTECH and Beijing Yibang Zongheng Ad-agency Co., Ltd. entered into Ad-release contract on Apr. 21, 2006;

(6)	Public Relation Contract

Beijing APTECH and Beijing Pinovate Consulting Co., Ltd. entered into PR Agency Contract on Jan. 28, 2006.

(7)	WDP Contract

Beijing APTECH and Beijing Oracle Software System Co., Ltd. entered into Oracle Workforce Development Program (“WDP”) Contract.

5.1 (14)

(1)	Related transaction between or among the Company and its shareholders or its related companies

a)	In 2006, the Company and Beijing Beida Jade Bird Software System Company entered into Trade Mark Registration and Licensing Agreement;

b)	The Company, Beijing APTECH and Guangzhou Beida Jade Bird Education Information Co., Ltd, Shanghai Beida Jade Bird Educational Information Technology, Beijing Beida Jade Bird Co., Ltd. entered into Share Transfer Agreement on Mar. 18, 2005; and entered into Supplementary Agreement on Mar. 31, 2005.

c)	Beijing APTECH and PUEI entered into Single Spot Franchise Training Agreement on Nov. 26, 2003;

d)	Other related transaction:

The Company entered into a contract with Beijing Beida Jade Bird Co., Ltd. on Mar. 3, 2005, with a sum receivable of RMB 2.24 million.

(2)	Related Transaction between the Company and Beijing APTECH

a)	The Company and Beijing APTECH entered into Franchise Agreement of Training Program on Jan. 16, 2005;

b)	The Company and Beijing APTECH entered into Adjusted Agreement of the Licensed Business on Dec. 16, 2005;

c)	The Company and Beijing APTECH entered into Franchise Agreement on Curriculum Exchange within the territory of China on Dec. 20, 2005;

d)	The Company and Beijing APTECH entered into BETEST (Software Test) Products, IP Transfer Contract.

5.1 (15)

Beijing APTECH is the legal register of the following registered trade marks:

(1)	Trade Mark of No. 3135109

(2)	Trade Mark of No. 3135113

(3)	Trade Mark of No. 3135114

(4)	Trade Mark of No. 3133936

(5)	Trade Mark of No. 3133937

(6)	Trade Mark of No. 3140170

(7)	Trade Mark of No. 3140172

(8)	Trade Mark of No. 3135107

(9)	Trade Mark of No. 3140168

(10)	Trade Mark of No. 3140173

(11)	Trade Mark of No. 3140165

(12)	Trade Mark of No. 3140167

(13)	Trade Mark of No. 3140166

(14)	Trade Mark of No. 3140164

The Company currently is licensed to use the trademarks of no. (1) to no. (8) listed above.

For information of litigation and arbitration in connection with the IP, please refer to 5.1(10).